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                                                                   EXHIBIT 10.18
                              CONSENT OF GUARANTOR

         The undersigned BIORELIANCE CORP., a Delaware corporation, Guarantor, has executed a certain Guaranty of Lease dated October 16, 1997 (the "Guaranty") guaranteeing the obligations of MA BIOSERVICES, INC., a Delaware corporation, under a certain Lease Agreement (the "Lease") with FP ROCKLEDGE, L.L.C., a Maryland limited liability company, dated October 16, 1997. The Lease has been amended by a certain First Amendment to Lease Agreement dated February 12, 1998.

         The Guarantor hereby executes this Consent of Guarantor acknowledging the terms of the First Amendment to Lease Agreement and hereby confirms that the Guaranty is in full force and effect with respect to the Lease as amended, and all references in the Guaranty to the Lease shall be deemed to include the Lease as amended by the First Amendment to Lease Agreement.

         WITNESS the following seal as of the day and year first above written.

                                                   BIORELIANCE CORP.,
                                                   a Delaware corporation

                                                   By: /s/ MICHAEL R.N. THOMAS
                                                      ------------------------
                                                      Michael R.N. Thomas
                                                      Vice President and CFO

[CORPORATE SEAL]